Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
TIMING OF EQUITY GRANTS
Morgan Stanley does not currently grant stock options or similar awards, and none of our NEOs held any unexercised stock options on December 31, 2025. We historically do not time deferred incentive compensation awards in coordination with the release of MNPI and have never had a practice of doing so. We have never timed and do not plan to time the release of MNPI for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We historically do not time deferred incentive compensation awards in coordination with the release of MNPI and have never had a practice of doing so. We have never timed and do not plan to time the release of MNPI for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false